UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

Portman Ridge Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 23rd Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2021, Portman Ridge Finance Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the four proposals voted upon by the Company’s stockholders at the Annual Meeting, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 23, 2021, together with the voting results for each proposal. As of April 12, 2021, the record date for the Annual Meeting, 75,195,141 shares of the Company’s common stock were outstanding and entitled to vote.

Proposal 1. The Company’s stockholders elected the following nominees to serve on the Board of Directors of the Company, each of whom will serve until the 2024 annual meeting of stockholders and until his successor is duly elected and qualifies: Alexander Duka, Ted Goldthorpe and Christopher Lacovara. The tabulation of votes was:

Director	For	Withheld	Broker Non-Votes
Alexander Duka	30,610,660	1,445,492	18,467,997
Ted Goldthorpe	30,654,371	1,401,781	18,467,997
Christopher Lacovara	23,785,192	8,270,960	18,467,997

Proposal 2. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as set forth below.

For	Against	Abstain	Broker Non-Votes
49,391,653	751,291	381,205	—

Proposal 3. The Company’s stockholders approved the grant of discretionary authority to the Board of Directors of the Company to amend the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock (the “Reverse Stock Split”) within the range of 1-5 to 1-15, the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board of Directors of the Company, as described in the Company’s proxy statement. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
46,827,447	3,341,505	355,197	—

Proposal 4. The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock by one half of the Reverse Stock Split Ratio, as described in the Company’s proxy statement. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
46,821,261	3,205,034	497,854	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTMAN RIDGE FINANCE CORPORATION

By:	/s/ Jason T. Roos
Name:	Jason T. Roos
Title:	Chief Financial Officer

Date: June 8, 2021